UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 24, 2011

OSAGE EXPLORATION AND DEVELOPMENT, INC.
(Exact name of small business issuer as specified in its charger)

Delaware	0-52718	26-0421736
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2445 5th Avenue, Suite 310 San Diego, CA 92131 (Address of principal executive offices)	(619) 677-3956 (Issuer’s telephone number)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 24, 2011, we issued a $500,000 secured promissory note (“Secured Promissory Note”) to an institutional investor for gross proceeds of $500,000.  The Secured Promissory Note matures May 24, 2011, has a loan fee of $100,000, payable at the time of repayment, and is secured by an assignment of the Company’s current and future leases in Logan County, OK and the Company’s 100% ownership in Cimarrona LLC, an Oklahoma limited liability company.  Ran Furman, a former officer and director of the Company, is the owner and an executive officer of the investor, Blackrock Management, Inc.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01, above, is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit 10.1*                                Form of Secured Promissory Note
Exhibit 10.2*                                Form of Escrow Agreement
Exhibit 10.3*                                Form of Assignment of Oil and Gas Leases
Exhibit 10.4*                                Form of Mortgage
Exhibit 99.1*                                Press Release

* Filed herewith
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

OSAGE EXPLORATION AND DEVELOPMENT, INC. (Registrant)

Date: January 26, 2011	By:	/s/ Kim Bradford
Kim Bradford
President and Chief Executive Officer